Exhibit 23.1



                                           THOMAS W. KLASH
                                     CERTIFIED PUBLIC ACCOUNTANT



    CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
    --------------------------------------------------------

I consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-110705) of International Imaging Systems, Inc. of my report dated March 13, 2007, which appears on page F-1 of this annual report on Form 10-KSB for the year ended December 31, 2006.



/s/Thomas W. Klash
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THOMAS W. KLASH
Certified Public Accountant